UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 31, 2003


                           eCHEX WORLDWIDE CORPORATION
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


                        Worldwide Wireless Network, Inc.
                      -----------------------------------
                     (Prior name of corporation pre-merger)



Nevada                             000-27989                      88-0286466
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission                    IRS Employer
of incorporation pre-merger)     File Number)                 Identification No.
                                                                 pre-merger)

Nevada                             000-27989                      88-0286466
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission                    IRS Employer
of incorporation post-merger)    File Number)                Identification No.
                                                                post-merger)

                    7609 Ralston Road, Arvada, Colorado 80002
 -------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

         Registrant's telephone number, including area code: (303) 422-8127


                        Worldwide Wireless Networks, Inc.
             770 The City Drive South, Suite 3700, Orange, CA 92868
--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

Total number of pages in this document:      7
                                        --------------

                                TABLE OF CONTENTS


ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.....................................1

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.................................1

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP...........................................1

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT........................2

ITEM 5.   OTHER EVENTS.........................................................2

ITEM 6.   RESIGNATION OF DIRECTORS AND APPOINTMENT OF
           NEW DIRECTORS.......................................................3

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS ...................................3

ITEM 8.   CHANGE IN FISCAL YEAR................................................4

ITEM 9.   REGULATION FD DISCLOSURE.............................................4

ITEM 10.  AMENDMENTS TO REGISTRANT'S CODE OF ETHICS, OR
           WAIVER OF A PROVISION OF THE CODE OF ETHICS.........................4

ITEM 11.  TEMPORARY SUSPENSION OF TRADING UNDER
           REGISTRANT'S EMPLOYEE BENEFIT PLANS.................................4

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION........................4

SIGNATURES.....................................................................4

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

eCHEX International, Inc., a California corporation, and Worldwide Wireless Networks, Inc. agreed by a Plan of Reorganization confirmed in United States Bankruptcy Court, Central District of California, Santa Ana Division (Case No. SA 02-17020 JB) on December 22, 2003 and deemed effective as of December 31, 2003 to the merger of eCHEX International, Inc. (a California corporation) with and into Worldwide Wireless Networks, Inc.

The Company is a successor registrant pursuant to Section 12(g) 3 of the Securities Exchange Act of 1934, by virtue of a statutory merger, eCHEX International, Inc., a California corporation, and Worldwide Wireless Networks, Inc., a Nevada corporation, with Worldwide Wireless Networks, Inc. being the survivor, but changing its name to eCHEX Worldwide Corporation.

Pursuant to the Plan of Reorganization, as confirmed by the Bankruptcy Court the issued and outstanding shares of Registrant were reverse split on a one for 5,000 basis. The effective date of the reverse split was March 4, 2004. On a Post Reverse basis 1,000,000 shares were subscribed for, to be issued to new investors and consultants, 250,000 shares were issued to creditors and 10,000 shares were issued to the accounting consultant. The reverse split resulted in the old shareholders retaining 8,668 shares. All fractional shares were rounded down to the nearest whole share.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

Pursuant to the Plan of Reorganization, as confirmed by the Bankruptcy Court all prior operational assets were liquidated and the proceeds are being paid per the approved claims schedule to creditors and for administration of the Estate. Pursuant to the Plan, eCHEX International, Inc. was merged into the Company. Due to lack of funding, the eCHEX business plan was abandoned by the Board. eCHEX had no financial operations on a post merger basis. (See Item 3 and Item 5)

ITEM 3.  BANKRUPCTY OR RECEIVERSHIP

The Company has completed a Plan and Agreement of Reorganization with Worldwide Wireless Networks, Inc., a Nevada corporation, which company was in a Chapter 11 Reorganization in the United States Bankruptcy Court, Central District of California, Santa Ana Division (Case No. SA 02-17020 JB), due to its business failure.

The Plan of Reorganization, was confirmed on December 22, 2003, and declared effective December 31, 2003, by the Bankruptcy Court and creditors, encompassed the following reorganization structure:

Worldwide and eCHEX entered into a Plan of Reorganization whereby in consideration for the payment of $100,000 to the Bankruptcy Estate by new investors reorganizing the Debtor as eCHEX, and the rights to the issuance of 1,000,000 shares to the investors and the issuance of 250,000 shares of newly issued common stock to the creditors of Worldwide; eCHEX shareholders were to have received a 76% percent ownership interest in the Reorganized Debtor, however eCHEX former management was unable to raise capital and abandoned the business operations.

Worldwide's debt was discharged per the Plan. Pursuant to the Plan, Creditors holding Allowed Unsecured Claims received collectively approximately 250,000 shares in the Reorganized Debtor, and new investors and consultants were to receive collectively 1,010,000 shares in the Reorganized Debtor. Debtor's old shareholders received one new share of common stock for every 5,000 shares currently held under the Plan, totaling approximately 8,668 shares.

The shares of Reorganized Debtor Stock (new common stock in Debtor) are as follows:

     250,000 unrestricted and unlegended shares exempt from registration distributed pro-rata to Creditors holding Allowed General Unsecured Claims based on the amount of their Allowed General Unsecured Claims. The Committee is responsible for providing to eCHEX a list identifying each new registered holder and number of shares allocated to such person or entity. As of this filing the Committee has not completed the definitive allocation of the 250,000 shares and these shares remain in the custody of the disbursing agent trustee. All creditors shares issued as the result of the reorganization shall be exempt from registration under both federal and state securities law pursuant to Bankruptcy Code Section 1145(a)(1). All other shares issued bear a restrictive legend.

     10,000 restricted and legended shares were issued to the accountants, Squar Milner Reehl & Williamson, LLP, and investors recapitalizing Debtor as eCHEX Worldwide Corp. subscribed for, but have not been issued, 1,000,000 shares.

     4,000,000 shares were to be issued to the shareholders of eCHEX in exchange for 100% of the capital shares in eCHEX pro rata proportionate to their ownership, but the issuance was cancelled due to the abandonment of the eCHEX business plan by former management.

As confirmed by the Court, the Plan provides Worldwide's officers and directors are deemed to have resigned and eCHEX appointed new officers and directors of the Reorganized Debtor who were authorized to restate and amend the Reorganized Debtor's bylaws and Articles of Incorporation for expressly allowing a single member of the board of directors to change the Reorganized Debtor's name to "eCHEX Worldwide Corporation" and to take such other actions as are necessary to carry out the provisions of the Plan.

Other than the Reorganized Debtor Stock, no other assets of the Debtor's Estate were transferred to eCHEX. Other assets of the Estate shall be retained by the Estate as the Retained Assets to be administered under the sole-direction of the Disbursing Agent in accordance with the terms of the Plan and the provisions of the Bankruptcy Code, and will have no impact on eCHEX.

Confirmation of the Plan constituted approval of an amendment to the Debtor's Certificate of Incorporation to change the authorized amount of issued and outstanding shares of stock in the Reorganized Debtor in order to facilitate the reorganization.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not Applicable.

ITEM 5.  OTHER EVENTS.

Corporate Name Change

On March 4, 2004, the NASD OTC Bulletin Board officially recognized the change of our corporate name to eCHEX Worldwide Corp. The new name was recorded with the State of Nevada as part of the Articles of Merger, which were filed on February 3, 2004, a copy of which is attached to this Report as Exhibit 2.1. The Articles of Merger also amended the authorized shares to 75,000,000 shares of common stock and 25,000,000 shares of preferred stock with rights and privileges to be designated in the future.

Abandonment of Business Plan
----------------------------

On March 16, 2004, we abandoned our present business plan because we were unable to raise the funds required to implement it. We are now in the process of reviewing our various alternatives.

Reverse Stock Split
-------------------

As previously reported in our Form 8-K, filed December 12, 2003, and updated in our Form 8-K, dated December 23, 2003, the U.S. Bankruptcy Court, pursuant to a written order dated December 22, 2003, approved a 1-for-5,000 reverse stock split of our issued and outstanding stock. On March 4, 2004, the reverse split became effective, whereby ONE new share of our common stock was issued for every FIVE THOUSAND shares of our outstanding common stock. Shareholders holding 5,000 or more shares were issued one new share of our common stock for each 5,000 original shares of common stock in Worldwide Wireless Networks, Inc. All resulting post split fractional shares were rounded down and NO cash consideration, in lieu of the issuance of any fractional new share of common stock, was paid. No fractional shares were issued or allowed to be combined or aggregated. Stockholders holding fewer than 5,000 shares in any discrete account received nothing as the reverse-split caused their fractional share to be rounded down to zero and as a result they were no longer stockholders with respect to such shares.

Change of Stock Symbol and CUSIP Number
---------------------------------------

Effective March 4, 2004, our stock was assigned the new OTC Bulletin Board Symbol, "ECWC." Also, the CUSIP number for our common stock was changed to 27875D106.

Address Change
--------------

Effective March 16, 2004, we relocated our corporate office to 7609 Ralston Road, Arvada, Colorado 80002.


ITEM 6.  RESIGNATION OF DIRECTORS AND APPOINTMENT OF NEW DIRECTORS

On March 16, 2004, we accepted the resignation of our President and Director, Ms. Madeleine Gestas. The letter of resignation, which was originally submitted on February 18, 2004, stated: "the resignation is voluntary and without dispute or disagreement as to the business, accounts, financial, and regulatory matters of the Company."

Also on March 16, 2004, Mr. Michael F. Manion accepted his appointment as a member of our Board of Directors and President of our Company.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

(a) Financial Statements - None - business was discontinued and abandoned in February 2004.

(b) Pro Forma Financial Information - None - business was discontinued and abandoned in February 2004

(c)  Exhibits

     2.1  Articles of Merger - Nevada Form with Exhibits
     2.2  Plan of Merger dated January 21, 2004
     3.1 Order of U.S. Bankruptcy Court dated December 18, 2003 (confirming Reorganization Plan)

ITEM 8.  CHANGE IN FISCAL YEAR

Not Applicable.


ITEM 9.  REGULATION FD DISCLOSURE

Not Applicable.


ITEM 10. AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

Not Applicable.


ITEM 11.  TEMPORARY  SUSPENSION OF TRADING UNDER  REGISTRANT'S  EMPLOYEE BENEFIT
PLANS

Not Applicable.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Not Applicable.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                           eCHEX WORLDWIDE CORPORATION
                         ------------------------------
                                  (Registrant)

Dated: March 19, 2004

                          /s/Michael F. Manion
                          ----------------------------
                          Michael F. Manion, President











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